Exhibit 32.2

CERTIFICATION PERSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PERSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steinway Musical Instruments, Inc. (the “Company”) on Form 10-Q for the quarter ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis M. Hanson, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis M. Hanson

Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

August 11, 2003

A signed original of this written statement required by Section 906 has been provided to Steinway Musical Instruments, Inc. and will be retained by Steinway Musical Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.